Schedule of deposits prepaid expenses and other current assets (Details) $ in Thousands, $ in Thousands	Dec. 31, 2024 USD ($)	Dec. 31, 2024 SGD ($)	Dec. 31, 2023 SGD ($)
Deposits Prepaid Expenses And Other Current Assets
Deposits	$ 157	$ 214	$ 209
Prepayments	1,582	2,161	120
Other receivables	105	143	173
Provision for expired credits	102	140	158
Total deposits, prepaid expenses and other current assets	$ 1,946	$ 2,658	$ 660